EXHIBIT A

PART I
THE UNDERWRITERS AND COMMITMENTS




BANKS                                                          COMMITMENTS   U.S.$
NATIONAL WESTMINSTER BANK PLC                                  42,000,000.00
BARCLAYS BANK PLC                                              40,000,000.00
UNION BANK OF SWITZERLAND                                      40,000,000.00
CREDIT LYONNAIS                                                40,000,000.00
BHF-BANK                                                       26,666,666.66
DEUTSCHE BANK AG                                               26,666,666.66
WESTDEUTSCHE LANDESBANK GIROZENTRALE                           20,000,000.00
BAYERISCHE VEREINSBANK                                         16,666,666.67
DRESDNER BANK AG                                               16,666,666.67
BAYERISCHE HYPOTHEKEN-UND WECHSEL-BANK AG, NEW YORK BRANCH     16,666,666.67
NORDDEUTSCHE LANDESBANK GIROZENTRALE                           14,666,666.67


TOTAL COMMITMENTS                                              300,000,000.00


PART II

THE SWINGLINE BANKS

NATIONAL WESTMINSTER BANK PLC

BARCLAYS BANK PLC

UNION BANK OF SWITZERLAND

CREDIT LYONNAIS

BHF- BANK

DEUTSCHE BANK AG

WESTDEUTSCHE LANDESBANK GIROZENTRALE

BAYERISCHE VEREINSBANK

DRESDNER BANK AG

BAYERISCHE HYPOTHEKEN-UND WECHSEL-BANK AG, NEW YORK BRANCH

NORDDEUTSCHE LANDESBANK GIROZENTRALE



PART III
THE ISSUING BANKS


ISSUING BANKS                                LC OBLIGATION
                                                 U.S.$
NATIONAL WESTMINSTER BANK PLC                100,000,000
BARCLAYS BANK PLC                            100,000,000
UNION BANK OF SWITZERLAND                    100,000,000

TOTAL                                        300,000,000
                                              __________


PART IV

THE TENDER PANEL MEMBERS

NATIONAL WESTMINSTER BANK PLC

BARCLAYS BANK PLC

UNION BANK OF SWITZERLAND

CREDIT LYONNAIS

BHF- BANK

DEUTSCHE BANK AG

WESTDEUTSCHE LANDESBANK GIROZENTRALE

BAYERISCHE VEREINSBANK

DRESDNER BANK AG

BAYERISCHE HYPOTHEKEN-UND WECHSEL-BANK AG, NEW YORK BRANCH

NORDDEUTSCHE LANDESBANK GIROZENTRALE




EXHIBIT B


SCHEDULE 2

PART I - SPECIFIED SUBSIDIARIES


COMDISCO DEUTSCHLAND GMBH              (GERMANY)
COMDISCO UNITED KINGDOM LIMITED        (ENGLAND)
COMDISCO SWITZERLAND S.A.              (SWITZERLAND)
COMDISCO FINANCE (NEDERLAND) B.V.      (NETHERLANDS)
COMDISCO NEDERLAND N.V.                (NETHERLANDS)
PROMODATA, S.A.                        (FRANCE)
COMDISCO FRANCE S.A.                   (FRANCE)

PART II - OTHER SUBSIDIARIES

FOREIGN SUBSIDIARIES

(A)     EUROPEAN

     COMDISCO BELGIUM S.A.
     COMDISCO DANMARK A/S
     COMDISCO DEUTSCHLAND GmbH
     COMDISCO FACTORING (NEDERLAND) B.V.
     COMDISCO FINANCE, LTD.
     COMDISCO FINANCE (NEDERLAND) B.V.
     COMDISCO FINLAND OY
     COMDISCO FRANCE S.A.
     COMDISCO FUNDING, LTD.
     COMDISCO HANDELSGESELLSCHAFT M.B.H.
     COMDISCO HOLDINGS U.K. LTD.
     COMDISCO ITALIA, S.R.L.
     COMDISCO NEDERLAND B.V.
     COMDISCO NORWAY A/S
     COMDISCO PORTUGAL COMPUTADORES LDA
     COMDISCO SWEDEN A.B.
     COMDISCO SWITZERLAND, S.A.
     COMDISCO UNITED KINGDOM LIMITED
     COMPUTER DISCOUNT CORPORATION S.A. - MADRID
     PROMODATA, S.A.

(B)     FAR EAST/PACIFIC
     COMDISCO ASIA PTE. LTD.
     COMDISCO AUSTRALIA PTY. LTD.
     COMDISCO JAPAN
     COMDISCO (NZ) LIMITED
     COMPUTER RECOVERY CENTRE SDN BHD

 (C)     CANADA

     COMDISCO CANADA EXPLORATION LTD.
     COMDISCO CANADA LTD.
     COMDISCO CANADA RESOURCES LTD.
     COMDISCO DISASTER RECOVERY SERVICES CANADA LTD.
     628761 ALBERTA LTD

(D)     CARIBBEAN

     COMDISCO INTERNATIONAL TRADE CORPORATION

II.     DOMESTIC - OPERATING - GENERAL SUBSIDIARIES

     CDC REALTY, INC.
     COMDISCO AVIATION, INC.
     COMDISCO EXPLORATION, INC.
     COMDISCO FINANCIAL SERVICES, INC.
     COMDISCO INTERNATIONAL TRADE CORPORATION (VIRGIN ISLANDS)
     COMDISCO INVESTMENT GROUP, INC.
     COMDISCO MAINTENANCE SERVICES, INC.
     COMDISCO MEDICAL EQUIPMENT GROUP, INC. (formerly COMDISCO MEDICAL LEASING GROUP, INC.)
     COMDISCO MEDICAL EXCHANGE, INC.
     COMDISCO RESOURCES, INC.
     COMDISCO SYSTEMS, INC.
     COMDISCO TRADE, INC.

III.     DOMESTIC SPECIFIC PURPOSE SUBSIDIARIES

     CFS RAILCAR, INC.
     COMDISCO RECEIVABLES, INC.
     COM-L 1989-A CORPORATION
     COM-L 1989-B CORPORATION
     COMMEDCO, INC.
     COMDISCO CANADA FINANCE LLC

IV.     CDRS COMPANIES

(A)     FOREIGN

     AGERIS INTERNATIONAL, S.A.
     CDRS NEDERLAND B.V.
     COMDISCO DISASTER RECOVERY SERVICES (U.K.) Ltd.
     FAILSAFE/ROC LTD.
     ROC LTD. (RECOVERY OPERATION CENTRES LTD.)

(B)     DOMESTIC

     CDS FOREIGN HOLDINGS, INC.
     COMDISCO COMPUTING SERVICES CORPORATION
V.     DORMANT OR DISSOLVED

(A)     DORMANT

     COMPUTER DISCOUNT CORPORATION

(B)     DISSOLVED

(X)      DOMESTIC

     BAY AREA COMPUTER CORPORATION (Nov. 19, 1991)
     CDC SALES & LEASING, INC. (Sept. 30, 1991)
     CL FINANCE CORPORATION (April 30, 1990)
     COM-L CORPORATION (June 4, 1990)
     COMDISCO ACQUISITION CORPORATION, INC. (March 31, 1992) COMDISCO CAPITAL LEASING, INC. (Sept. 30, 1991)
     COMDISCO CAPITAL MARKETS, INC. (Oct. 22, 1991)
     COMDISCO COMPUTER MANAGEMENT INC. (May 23, 1985)
     COMDISCO DATA CENTER DEVELOPMENT, INC. (Dec. 19, 1989)
     COMDISCO DATA SERVICE, INC. (June 19, 1992)
     COMDISCO DISASTER RECOVERY SERVICES, INC. (Sept. 28, 1992) COMDISCO EQUIPMENT TRUST CORPORATION (Aug. 7, 1987)
     COMDISCO EQUITIES, INC. (Sept. 30, 1988)
     COMDISCO GROUP, INC. (July 8, 1998)
     COMDISCO INTERNATIONAL SALES CORPORATION (Sept. 15, 1989) COMDISCO INVESTMENT CORPORATION (March 24, 1987)
     COMDISCO PORTFOLIO ASSET MANAGEMENT, INC. (Sept. 27, 1991) COMDISCO TECHNICAL SERVICES, INC. (Nov. 17, 1989)
     COMDISCO TRANSPORT, INC. (Nov. 17, 1989)
     COMDISCO WORLDWIDE TRADE, INC. (Sept. 27, 1991)
     CPL CORPORATION (Sept. 30, 1991)
     CR-TAB, INC. (Dec., 1988)
     INFORMATION PROCESSING SYSTEMS, INC. (Aug. 31, 1992)
     SYSTEMS TECHNOLOGY APPLIED RESEARCH CORPORATION (July 30, 1992) 785089 ONTARIO LIMITED
     775886 ONTARIO LIMITED
     791348 ONTARIO LIMITED

(Y)     FOREIGN

     CDRS DEUTSCHLAND GmbH
     COMDISCO EQUITY LIMITED
     COMDISCO ESPANA S.A.
     COMDISCO FINANCE LIMITED
     COMDISCO FINANCIAL SERVICES VmbH
     COMDISCO FUNDING LIMITED
     COMDISCO LEASING LIMITED
     COMDISCO LEASING S.A./N.V.
     COMDISCO S.A.
     MEGALEASING B.V. (inactive)
     MEGALEASING INTERNATIONAL B.V. (inactive)
     ORBAT GmbH
     SYSTEMS ON SITE LIMITED

EXHIBIT C

CALCULATION OF ADDITIONAL COST



(1) The Additional Cost relative to each Advance denominated in Sterling (other than an Advance maintained in Euro-Sterling) is, subject as provided below in this Exhibit C, the arithmetic mean of the percentage rates of the Reference Banks (calculated by the Facility Agent on the basis of the rates supplied by each Reference Bank to the Facility Agent) arrived at by applying the following formula:-

Additional Cost = BY + L(Y-X) + S(Y-Z) % per
100-(B + S)     annum

Where:-

B    =    The percentage of each Reference Bank's eligible liabilities required, on the first day of the relevant period, to be held on a non-interest-bearing deposit account with the Bank of England pursuant to the cash ratio requirements of the Bank of England.

Y    =   The rate at which Sterling deposits in an amount comparable to one-third of the aggregate amount of the Advances comprised in the same Utilisation as the Advance are offered by each Reference Bank to leading banks in the London Interbank Market at or about 11.00 a.m. on the first day of the relevant period for a period comparable to the relevant period.

L        =    The average percentage of eligible liabilities which the Bank of
England as at the first day of the relevant period requires each Reference Bank to maintain as secured money with members of the London Discount Market Association and/or as secured call money with those money brokers and gilt-edged primary market makers recognised by the Bank of England.

X = The rate at which secured Sterling deposits in an amount comparable to one-third of the aggregate amount of the Advances comprised in the same Utilisation as the Advance may be placed by each Reference Bank with members of the London Discount Market Association and/or as secured call money with money brokers and gilt-edged primary market makers at or about 11.00 a.m. on the first day of the relevant period for a period comparable to the relevant period.

S    =    The percentage of each Reference Bank's eligible liabilities required on the first day of the relevant period to be placed as a special deposit with the Bank of England.

Z    =    The percentage interest rate per annum payable by the Bank of
England on special deposits or, if lower, Y%.

For the purposes of this paragraph:-

(a) "ELIGIBLE LIABILITIES" and "SPECIAL DEPOSITS" shall bear the meanings ascribed to them from time to time by the Bank of England; and
(b) "RELEVANT PERIOD" means, if the Term of the Advance is three months or less, the Term or, if the Term is longer than three months, each period of three months and any necessary shorter period in the Term.

(2) In the application of the above formula, B, Y, L, X, S and Z will be included in the formula as figures and not as percentages, e.g. if B = 0.5% and Y = 15%, BY will be calculated as 0.5 x 15 and not as 0.5% x 15%.

(3) The Additional Cost shall be computed by the Facility Agent on the first day of each relevant period, and shall, if necessary, be rounded upward to the nearest four decimal places. If there is more than one relevant period comprised in the relevant Term, then the Additional Cost for that Term is the aggregate of the amounts so computed for the relevant periods comprised in that term.

(4)    Calculations will be made on the basis of a year of 365 days.

(5) If a Reference Bank fails to furnish a rate for the purposes of this Exhibit C, the Additional Cost shall be determined on the basis of the rates furnished by the remaining Reference Banks. If no Reference Bank furnishes a rate for the purposes of this Exhibit C, the Additional Cost payable by the relevant Borrower in respect of the Advance shall be determined by the Facility Agent on such comparable basis as it may reasonably determine.

(6) If a change in circumstances (including the imposition of alternative or additional official requirements) renders the above formula inapplicable, the Facility Agent (after consultation with the Reference Banks) shall notify the Borrowers of the manner in which the Additional Cost shall thereafter be determined. Each Borrower shall be bound by any such determination.

EXHIBIT D

FORM OF UNDERWRITTEN ADVANCE REQUEST


To:     NATIONAL WESTMINSTER BANK PLC as Facility Agent

From:   [     ]

Date:      [             ], 19[  ]

Dear Sirs,

COMDISCO, INC. - U.S.$ 300,000,000 REVOLVING CREDIT
FACILITY DATED [           ], 1991 (THE "FACILITY AGREEMENT")

1. We refer to Clause 5 of the Facility Agreement. Terms defined in the Facility Agreement shall have the same meanings in this Request.

2. We wish to borrow Underwritten Advances with the following specifications:

(a)    Borrower:    [                   ]

(b)    Utilisation Date: [                 ], 19[  ]

(c)     Requested Amount: [          ]

(d)    Currency: [                        ]

(e)    Term: [                 ]

(f)    Type: [CD/LIBOR]

(g)    Payment Instructions: [                    ]

3.    We confirm that:

      (a) the representations and warranties set out in Clause 19.1 (other than paragraph (j)) of the Facility Agreement are correct on the date of this Request as if made with reference to the facts and circumstances now prevailing and

     (b) no Default has occurred and is continuing or would result from the proposed Utilisation.


Yours faithfully,
[Authorised Signatory]
for and on behalf of
[                   ]


EXHIBIT E

FORM OF UNCOMMITTED ADVANCE REQUEST


To:    NATIONAL WESTMINSTER BANK PLC as Tender Panel Agent

From:   [     ]

     Date:  [          ], 19[  ]


Dear Sirs,

COMDISCO, INC. - U.S.$ 300,000,000 REVOLVING CREDIT
FACILITY DATED [          ], 1991 (THE "FACILITY AGREEMENT")


1. We refer to Clause 6 of the Facility Agreement. Terms defined in the Facility Agreement shall have the same meanings in this Request.

2. We wish you to request the Tender Panel Members to make offers of Uncommitted Advances with the following specifications:

(a)    Borrower:    [                   ]

(b)    Utilisation Date: [               ], 19[  ]

(c)    Requested Amount: [          ]

(d)    Currency: [                  ]

(e)    Term: [                   ]

(f)    Type: [CD/LIBOR/LOCAL ADVANCE]

(g)    Payment instructions: [                      ]
[(h)       [LOCAL ADVANCES ONLY  The agreed interest rate basis and Prescribed
Times]*

3.    We confirm that:

(a) the representations and warranties set out in Clause 19.1 (other than paragraph (j)) of the Facility Agreement are correct on the date of this Request as if made with reference to the facts and circumstances now prevailing ; and

(b) no Default has occurred and is continuing or would result from the proposed Utilisation.

Yours faithfully,
[Authorised Signatory]
for and on behalf of
[                    ]


EXHIBIT F

FORM OF UNCOMMITTED BANKERS' ACCEPTANCE REQUEST

To:     NATIONAL WESTMINSTER BANK PLC as Tender Panel Agent

From:    [       ]

    Date:     [            ], 19[  ]

Dear Sirs,

COMDISCO, INC. - U.S.$ 300,000,000 REVOLVING CREDIT
FACILITY DATED [         ], 1991 (THE "FACILITY AGREEMENT")


1. We refer to Clause 7 of the Facility Agreement. Terms defined in the Facility Agreement shall have the same meanings in this Request.

2. We wish you to request the Tender Panel Members to make offers to accept Bills with the following specifications:

(a)   Borrower:   [                        ]

(b)    Utilisation Date: [              ], 19[ ]

(c)    Requested Amount:  [       ]

(d)    Tenor: [           ]

(e)    Payment instructions: [              ]

3.    We confirm that:

(a) the representations and warranties set out in Clause 19.1 (other than paragraph (j)) of the Facility Agreement are correct on the date of this Request as if made with reference to the facts and circumstances now prevailing ; and

(b) no Default has occurred and is continuing or would result from the proposed Utilisation.

Yours faithfully,
[Authorised Signatory]
for and on behalf of
[                    ]


EXHIBIT G
FORM OF SWINGLINE ADVANCE REQUEST


To:    NATIONAL WESTMINSTER BANK PLC as Swingline Agent

c.c.    NATIONAL WESTMINSTER BANK PLC as Facility Agent

From:   [    ]

    Date:  [            ], 19[ ]
Dear Sirs,

COMDISCO, INC. - U.S.$ 300,000,000 REVOLVING CREDIT FACILITY DATED [ ], 1991 (THE "FACILITY AGREEMENT")


1. We refer to Clause 8 of the Facility Agreement. Terms defined in the Facility Agreement shall have the same meanings in this Request.

2.    We wish to borrow Swingline Advances with the following specifications:

(a)   Borrower:   [                        ]

(b)   Utilisation Date:   [               ], 19[  ]

(c)   Requested Amount     U.S.$[             ]

(d)   Term:   [    ] day[s]

(e)   Payment Instructions:  [                     ]

3.   We confirm that:

(a) the representations and warranties set out in Clause 19.1 (other than paragraph (j)) of the Facility Agreement are correct on the date of this Request as if made with reference to the facts and circumstances now prevailing , and

(b) no Default has occurred and is continuing or would result from the proposed Utilisation.

Yours faithfully,
[Authorised Signatory]
for and on behalf of
[                  ]


EXHIBIT H
PART I

FORM OF LETTER OF CREDIT REQUEST


To:   BARCLAYS BANK PLC as
      Letter of Credit Agent

c.c.:   NATIONAL WESTMINSTER BANK as Facility Agent

From:   COMDISCO, INC.

    Date:  [                    ], 19[  ]


Dear Sirs,

COMDISCO, INC. - U.S.$ 300,000,000 REVOLVING CREDIT
FACILITY DATED [      ], 1991 (THE "FACILITY AGREEMENT")


1. We refer to Clause 9.7 of the Facility Agreement. Terms defined in the Facility Agreement shall have the same meanings in this Request.

2. We request you to issue a Letter of Credit in accordance with the following specifications:

(a)  Beneficiary   [                   ]

(b)   CP Programme:    [         ]

(c)   Issuing Bank:   [     ]

(d)   Utilization Date [       ]

(e)   Requested Amount   [      ]

(f)    Maturity Date:   [      ]

3.   We confirm that:

(a) the representations and warranties set out in Clause l9.l (other than paragraph (j) of the Facility Agreement) are correct on the date of this Request as if made with reference to the facts and circumstances now prevailing and

(b) no Default has occurred and is continuing or would result from the proposed Utilisation.

4. The credit will be subject to the uniform customs and practice for documentary credits, l983 revision, icc publication no. 400 (the "uniform customs") insofar as these are applicable, except article 45 and the first two sentences of Article 54(e) As to matters not governed by the uniform customs, the credit will be governed by and construed in accordance with the laws of the state of New York.

Yours faithfully,

[Authorised Signatory]
for and on behalf of



...............................................
COMDISCO, INC.
[and
on behalf of
COMDISCO FINANCE (NEDERLAND) B.V.]


EXHIBIT H

PART II

FORM OF LETTER OF CREDIT (AMENDMENT) REQUEST


To:   BARCLAYS BANK PLC as Letter of Credit Agent

c.c.:    NATIONAL WESTMINSTER BANK as Facility Agent

From:   COMDISCO, INC.

Date:  [                        ], 19[  ]


Dear Sirs,

COMDISCO, INC. - U.S.$ 300,000,000 REVOLVING CREDIT
FACILITY DATED [      ], 1991 (THE "FACILITY AGREEMENT")


1. We refer to clause 9.7 of the Facility Agreement. Terms defined in the Facility Agreement shall have the same meanings in this Request.

2. We request you to issue an amended Letter of Credit (reduced Stated Amount or extension of Maturity Date) in accordance with the following specifications:

(a)    Beneficiary:   [      ]

(b)    CP Programme:    [     ]

(c)    Issuing Bank:    [      ]

(d) Utilization Date (being, in the case of a Reduced Stated Amount, the Effective Date defined as such in the Request for Change in Stated Amount):
                         [     ]

(e) Requested Amount (being, in the case of request for a Reduced Stated Amount, the revised Stated Amount of the Letter of Credit to which it should
be reduced):            [     ]

(f)    Maturity Date or extended Maturity Date:   [    ]

3.    We confirm that:

(a) the representations and warranties set out in Clause l9.l (other than paragraph (j) of the Facility Agreement) are correct on the date of this Request as if made with reference to the facts and circumstances now prevailing ; and

(b) no Default has occurred and is continuing or would result from the proposed Utilisation.

4. Accompanying this request is a Request for Change in Stated Amount and a Reduction Certificate (each as defined in the Letter of Credit) signed by the Beneficiary and, in the case of the Request for Change in stated amount, ourselves.

5. The credit will be subject to the Uniform Customs and Practice for Documentary Credits, l983 Revision, Publication No. 400 (the "Uniform Customs") insofar as these are applicable, except Article 45 and the first two sentences of Article 54(e). As to matters not governed by the Uniform Customs, the credit will be governed by and construed in accordance with the laws of the State of New York.

Yours faithfully,

[Authorised Signatory]
for and on behalf of


.......................................................
COMDISCO, INC.
[and
on behalf of
COMDISCO FINANCE (NEDERLAND) B.V.]

EXHIBIT I

FORM OF BILL



FACE OF BILL




London,  ....................19....

On.................19..  pay  this  Bill  of Exchange to our order the sum of
............................... Pounds Sterling drawn against [        ].



                                         Accepted by:


For and on behalf of                     For and on behalf of
[Borrower]                               [Accepting Bank]



................................
................................
Authorised Signatory                    Authorised Signatory
To     [Name and address
        of Accepting Bank]


ON REVERSE


For and on behalf of
[Borrower]




..........................................
Authorised Signatory


EXHIBIT J

FORM OF SUBSTITUTION CERTIFICATE

SUBSTITUTION CERTIFICATE



WARNING:     Banks are advised not to use Substitution Certificates or
otherwise to assign or transfer interests in the Facility Agreement without first ensuring that the transaction complies with all applicable laws and regulations, including the Financial Services Act 1986 and regulations made thereunder.


To:     NATIONAL WESTMINSTER BANK PLC as agent
        for and on behalf of itself and the other
        Contracting Parties (as defined in the Facility Agreement referred to below).

c.c.     Letter of Credit Agent


This substitution certificate ("SUBSTITUTION CERTIFICATE") relates to a
facility agreement dated [          ], 1991 and made between Comdisco, Inc. as
borrower and drawer (1), National Westminster Bank PLC as arranger (2), the Banks (as defined therein) (3), National Westminster Bank PLC as facility agent and tender panel agent (4) and National Westminster Bank PLC as swingline agent, (5) and Barclays Bank plc as letter of credit agent (6) in respect of a revolving credit facility of U.S.$ 300,000,000 (the "FACILITY AGREEMENT" which term includes any amendments or supplements thereto). Terms defined in the Facility Agreement shall, unless otherwise defined in this Substitution Certificate, have the same meanings when used in this Substitution Certificate.

1.     [Existing Bank] (the "EXISTING BANK"):

    (a) confirms that to the extent that details appear in the Schedule to this Substitution Certificate under the heading "EXISTING BANK'S COMMITMENT" and/or "ADVANCE(S) TO BE TRANSFERRED" and/or "L/C AMOUNT TO BE TRANSFERRED", those details accurately summarise its Commitment and/or the amount, Terms and Maturity Dates of one or more existing Advances owed to it or its L/C Amount assumed by it; and

    (b) requests [New Bank] (the "NEW BANK") to accept and procure, in accordance with Clause 29.4 of the Facility Agreement, the substitution of the Existing Bank by the New Bank in respect of the portion specified in the Schedule of its Commitment and/or the Advance(s) and/or L/C Amount by counter-signing this Substitution Certificate executed by the Existing Bank and delivering it to the Facility Agent at its address for the service of notices applying for the purposes of Clause 28.1 of the Facility Agreement.

2. The New Bank hereby requests the Contracting Parties to accept this Substitution Certificate executed by it as being delivered under and for the purposes of Clause 29.4 of the Facility Agreement so as to take effect in accordance with the terms of that sub-clause on [date of substitution].

3. The New Bank undertakes to pay to the Facility Agent for the Facility Agent's own account a transfer fee of 200 as provided in Clause 29.4(c) of the Facility Agreement.

4.     The New Bank:

    (a) represents and warrants that it is a bank whose ordinary business is or includes the making of, or the participating in, Sterling and Eurocurrency loans;

    (b) confirms that it has received a copy of the Facility Agreement together with such other documents and information as it has requested in connection with this transaction;

    (c) confirms that it has not relied and will not rely on the Existing Bank to check or enquire on its behalf into the legality, validity, effectiveness, adequacy, accuracy or completeness of any such documents or information;

    (d) agrees that it has not relied and will not rely on any other Contracting Party to assess or keep under review on its behalf the financial condition, creditworthiness, condition, affairs, status or nature of any Borrower or any other party to the Facility Agreement or any other Finance Document; and

    (e) makes the representations and warranties set forth in Clause 15.4(d) of the Facility Agreement and undertakes the obligations set forth in Clause 15.4(e) of the Facility Agreement.

5. The New Bank undertakes with the Existing Bank and each of the other Contracting Parties that it will perform in accordance with its terms all those obligations which, by the terms of the Facility Agreement, are assumed by it by delivery of this Substitution Certificate to the Facility Agent.

6. On execution of this Substitution Certificate by the Facility Agent on their behalf, each of the other Contracting Parties accepts the New Bank as a Contracting Party in substitution for the Existing Bank with respect to all those rights and/or obligations which by the terms of the Facility Agreement are assumed by the New Bank.

7.      None of the Financial Institutions:

    (a) makes any representation or warranty or assumes any responsibility with respect to the legality, validity, effectiveness, adequacy or enforceability of the Facility Agreement or any other Finance Document or any document relating to the Finance Documents; or

    (b) assumes any responsibility for the financial condition of any Borrower or any other party to the Facility Agreement or any other Finance Document or any other document or for the performance and observance by any Borrower or any other party to the Facility Agreement or any other Finance Document or any other document (save as otherwise expressly provided therein) and any and all conditions and warranties, whether express or implied by law or otherwise, are excluded (save as aforesaid).

8. The New Bank confirms that its Facility Office and address(es) for notices for the purposes of the Facility Agreement are as set out in the Schedule.

9.     This Substitution Certificate is governed by English law.

THE SCHEDULE



EXISTING BANK'S COMMITMENT                      PORTION TRANSFERRED





ADVANCE(S) TO BE TRANSFERRED                     PORTION TRANSFERRED

Amount:

Currency:

Term:

Maturity Date:


L/C AMOUNT TO BE TRANSFERRED                    PORTION TRANSFERRED

[Existing Bank]                                 [New Bank]

By:                                             By:

Date:                                           Date:


[NEW BANK]

FACILITY OFFICE                        ADDRESS(ES) FOR NOTICES
[                                      [


                        ]                                            ]

                                        For the attention of:  [        ]

                                        Telex no:  [               ]

                                        Facsimile no:  [               ]

NATIONAL WESTMINSTER BANK PLC
as agent for and on behalf of itself
and the other Contracting Parties.

By:

Date:

EXHIBIT K

FORM OF UNDERTAKING OF NEW TENDER PANEL MEMBER

UNDERTAKING



To       NATIONAL WESTMINSTER BANK PLC as agent
         for and on behalf of itself and the other
         Contracting Parties (as defined in the
          Facility Agreement referred to below).


[        ], 19[  ]


Dear Sirs,


We  refer  to  the Facility Agreement dated [         ], 1991 and made between
Comdisco, Inc. as borrower and drawer (1), National Westminster Bank PLC as arranger (2), the Banks (as defined therein) (3), National Westminster Bank PLC as facility agent and tender panel agent (4) and National Westminster Bank PLC as swingline agent (5) and Barclays Bank plc as letter of credit agent (6) in respect of a revolving credit facility of U.S.$ 300,000,000 (the "FACILITY AGREEMENT" which term includes all amendments and supplements thereto). Terms defined in the Facility Agreement shall, unless otherwise defined in this letter, have the same meanings when used in this letter.

We agree to become, with effect from the date of the confirmation by the Facility Agent referred to in the penultimate paragraph of this letter, a Tender Panel Member under the Facility Agreement and accordingly to perform and comply with our obligations as a Tender Panel Member.

We confirm that we have received a copy of the Facility Agreement together with such other documents and information as we have requested in connection with this transaction and that we have not relied and will not rely on any other Financial Institution to check or enquire on our behalf into the legality, validity, effectiveness, adequacy, accuracy or completeness of the Facility Agreement or any such documents and information and further agree that we have not relied and will not rely on any other Financial Institution to assess or keep under review on our behalf the financial condition, creditworthiness, condition, affairs, status or nature of any Borrower or any other Contracting Party.

We confirm that our Facility Office and address(es) for notices for the purposes of the Facility Agreement are:-

We confirm that (a) we make the representations contained in Clause 15.4(d)(i) of the Facility Agreement and (b) that we undertake the obligations set forth in Clause 15.4(e) of the Facility Agreement.

FACILITY OFFICE                                     ADDRESS(ES) FOR NOTICES

[                                                     [

                        ]                                                ]


For the attention of:  [                           ]
Telex no:  [                  ]
Facsimile no:  [                     ]

We should be grateful if you would confirm our becoming a Tender Panel Member by the Facility Agent counter-signing the attached copy of this letter as provided in Clause 29.9(c)(ii) of the Facility Agreement.

This letter is governed by English law.

Yours faithfully,



For and on behalf of
[New Tender Panel Member]







[On copy]


We confirm, on behalf of all the Contracting Parties, that you have become a Tender Panel Member in accordance with the above letter with effect from [ ].




For and on behalf of
NATIONAL WESTMINSTER BANK PLC


EXHIBIT L

PART I

FORM OF LETTER OF ACCESSION FOR ADDITIONAL BORROWERS


LETTER OF ACCESSION


To:         NATIONAL WESTMINSTER BANK PLC as agent
            for and on behalf of itself and the other
            Contracting Parties (as defined in the Facility
            Agreement referred to below).

[Date]


Dear Sirs,

We  refer  to the Facility Agreement dated [          ], 1991 and made between
Comdisco, Inc. as borrower and drawer (1), National Westminster Bank PLC as arranger (2), the Banks (as defined therein) (3), National Westminster Bank PLC as the facility agent and tender panel agent (4), National Westminster Bank PLC as swingline agent (5), and Barclays Bank plc as letter of credit agent (6) in respect of a revolving credit facility of U.S.$ 300,000,000 (the "FACILITY AGREEMENT" which term shall include any amendments and supplements thereto). Terms defined in the Facility Agreement shall, unless otherwise defined in this letter, have the same meanings in this letter.

We wish to inform you that as from the date (the "ACCESSION DATE") which is the later of [insert date] and the date of satisfaction of the conditions imposed by Clause 29.11 of the Facility Agreement, the following company (the "PROPOSED BORROWER") namely [name] of [address] intends to become an Additional Borrower under the Facility Agreement.

As from the Accession Date the Proposed Borrower shall become an Additional Borrower under the Facility Agreement and shall have like rights, and be under the like obligations, as though it had been an original party to the Facility Agreement as a Borrower.

The Proposed Borrower agrees that the representations and warranties set out in Clause 19.1 of the Facility Agreement (other than paragraph (j)) are correct on the date of this letter as if made on such date with reference to the facts and circumstances now subsisting

The Company confirms that Clause 18 of the Facility Agreement shall apply to the obligations of the Proposed Borrower under the Facility Agreement.

The Proposed Borrower confirms that its address for notices for the purposes of the Facility Agreement is:-

[                        ]

Telex no: [          ]
Facsimile no: [          ]
For the attention of: [          ]

This letter is governed by English law.

Yours faithfully,


on behalf of                                      on behalf of
[Additional  Borrower]                            COMDISCO, INC.

EXHIBIT L

PART II

FORM OF LETTER OF ACCESSION FOR (REPLACEMENT) BORROWERS' AGENT


LETTER OF ACCESSION


To:         NATIONAL WESTMINSTER BANK PLC as agent
            for and on behalf of itself and the other
            Contracting Parties (as defined in the Facility
            Agreement referred to below).

[Date]


Dear Sirs,

We  refer  to the Facility Agreement dated [          ], 1991 and made between
Comdisco, Inc. as borrower and drawer (1), National Westminster Bank PLC as arranger (2), the Banks (as defined therein) (3), National Westminster Bank PLC as the facility agent and tender panel agent (4), National Westminster Bank PLC as swingline agent (5), and Barclays Bank plc as letter of credit agent (6) in respect of a revolving credit facility of U.S.$ 300,000,000 (the "FACILITY AGREEMENT" which term shall include any amendments and supplements thereto). Terms defined in the Facility Agreement shall, unless otherwise defined in this letter, have the same meanings in this letter.

We wish to inform you that as from the date (the "ACCESSION DATE") which is the later of [insert date] and the date of satisfaction of the conditions imposed by Clause 29.11 of the Facility Agreement, the following company (the "PROPOSED BORROWERS' AGENT") namely [name] of [address] intends to become a [Replacement] Borrowers' Agent under the Facility Agreement.

As from the Accession Date the Proposed Borrowers' Agent shall become the Borrowers' Agent under the Facility Agreement and shall have like rights, and be under the like obligations, as though it had been an original party to the Facility Agreement.

The Proposed Borrowers' Agent agrees that the representations and warranties set out in Clause 19.1 of the Facility Agreement (other than paragraph (j)) are correct on the date of this letter as if made on such date with reference to the facts and circumstances now subsisting

The Proposed Borrowers' Agent confirms that it is a wholly owned subsidiary of Comdisco, Inc. and that its address for notices for the purposes of the Facility Agreement is:-

[                        ]

Telex no: [          ]
Facsimile no: [          ]
For the attention of: [          ]

This letter is governed by English law.

Yours faithfully,


on behalf of                                            on behalf of
[Replacement] [Borrowers' Agent]                        COMDISCO, INC.


EXHIBIT M


FORM OF LEGAL OPINION OF U.S. COUNSEL TO COMDISCO, INC.


To:       The Financial Institutions
          party to the Facility Agreement
          referred to below.

[            ], 1991


I  am  [                           ] of Comdisco, Inc., a Delaware corporation
(the  "COMPANY"), and have acted as counsel for the Company in connection with
the  Facility Agreement, dated as of [                  ], 1991 (the "FACILITY
AGREEMENT"), among (inter alia) the Company, various Banks and National Westminster Bank PLC, as Facility Agent. Terms defined in the Facility Agreement are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein.

I have examined originals, or copies certified or otherwise identified to my satisfaction, of the Facility Agreement and such other instruments and documents, including such corporate records and certificates or comparable documents of public officials and of officers and representatives of the Company, as I have deemed relevant and necessary as a basis for the opinions hereinafter expressed. In such examination, I have assumed the genuineness of all signatures (other than signatures of officers or representatives of the Company), the authenticity of all documents submitted to me as originals, the conformity to original documents of all documents submitted to me as certified or photostatic copies, and the authenticity of such latter documents. I also have assumed that the Facility Agreement has been duly executed and delivered by, and is the legal, valid and binding obligation of, each Financial Institution.

Based on and subject to the foregoing, I am of the opinion that:

1          Each member of the Group (a) is a corporation validly organized and existing and in good standing under the laws of the jurisdiction of its incorporation, (b) is duly qualified to do business and in good standing as a foreign corporation in each jurisdiction where the nature of its business makes such qualification necessary and (c) has full power and authority to own its property and conduct its business substantially as presently conducted and as proposed to be conducted by it.

2. The Company has full power and authority to enter into and perform its obligations under the Finance Documents.

3. The execution and delivery by the Company of the Finance Documents, the performance by the Company of its obligations thereunder and the transactions contemplated by the Finance Documents (a) have been duly authorized by all necessary corporate action, (b) do not and will not require any approval or consent of any governmental agency or authority, (c) do not and will not conflict with, result in any violation of, or constitute a default under any provision of the Certificate of Incorporation or By-Laws of the Company, any agreement, instrument or document binding upon or applicable to the Company, or any present law or governmental regulation or court or administrative decree or order applicable to the Company, and (d) will not result in or require the creation or imposition of any Security Interest in any property of any member of the Group pursuant to the provisions of any agreement, indenture or other instrument or document binding upon or applicable to any member of the Group.

4. Each of the Finance Documents constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject only to bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect affecting the enforceability of the rights of creditors generally assuming that each of the Finance Documents is such an obligation under English law, by which each of the Finance Documents is expressed to be governed.

5. The Company is not engaged principally, or as one of its material activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock.

I am a member of the bar of the State of Illinois, and I express no opinion herein as to the law of any jurisdiction other than the law of the State of Illinois, the federal law of the United States and the corporate law of the State of Delaware.

Very truly yours,


EXHIBIT N

FORM OF LEGAL OPINION OF ALLEN & OVERY


To:     National Westminster Bank PLC         as Facility Agent for the Banks
        King's Cross House                    parties to the Facility
        200 Pentonville Road                  Agreement referred to below,
        King's Cross                          and to the other Financial
        London N1 9HL                         Institutions (as defined in
                                              the Facility Agreement referred
                                              to below).


[            ], 1991


Dear Sirs,

We have acted as legal advisers in England to National Westminster Bank PLC in connection with a Facility Agreement (the "FACILITY AGREEMENT") dated [
], 1991 between Comdisco, Inc. as borrower and drawer (1), National Westminster Bank PLC as arranger (2), the Banks (as defined therein) (3), National Westminster Bank PLC as facility agent and tender panel agent (4), National Westminster Bank PLC as swingline agent (5), and Barclays Bank plc as letter of credit agent (6) in respect of a multiple option facility of U.S.$ 300,000,000.

Terms defined in the Facility Agreement shall, unless otherwise defined in this opinion, have the same meanings in this opinion.

We have received instructions from and participated in discussions with the Arranger and the Agents concerning the provisions contained in the Facility Agreement.

We have examined the following documents:

(a)      an executed copy of the Facility Agreement; and

(b) a copy of the legal opinion referred to in Clause 4.1(a)(vi) of the Facility Agreement.

For the purposes of this opinion, we have assumed that the Facility Agreement has been duly authorised and entered into by each of the parties thereto and that so far as any laws of the U.S.A. and any State thereof are concerned, the Facility Agreement constitutes a legal and binding obligation of the Company in accordance with its terms.

Based upon the foregoing and subject to the qualifications set out below and to any matters not disclosed to us and to matters of fact which would affect the conclusions set out below, it is our opinion that so far as the present laws of England are concerned, the Facility Agreement constitutes a legal, valid and binding obligation of the Company.

Notwithstanding the foregoing this opinion is subject to the following qualifications:

(i) The validity, performance and enforcement of the Finance Documents may be limited by bankruptcy, insolvency, reorganisation or similar laws affecting creditors' rights generally.

(ii) Remedies such as specific performance or the issue of an injunction are available only at the discretion of the court. Specific performance is not usually granted and an injunction is not usually issued where damages would be an adequate alternative.

(iii) English courts are now prepared to render judgments for a monetary amount in foreign currencies but the judgment may be converted into Sterling for enforcement purposes. Foreign currency amounts claimed in an English liquidation must be converted into Sterling at the rate prevailing at the commencement of the liquidation.

(iv) Clause 12.3 of the Facility Agreement provides for interest to be paid on overdue amounts. Such interest may amount to a penalty under English law and may therefore not be recoverable.

(v) No opinion is expressed with respect to the Substitution Certificates provided for in the Facility Agreement and it should be noted that in certain circumstances transactions employing Substitution Certificates and/or assignments or transfers of interests in the Facility Agreement may require compliance with the Financial Services Act 1986.

(vi) No opinion is expressed with respect to the enforceability in all circumstances of Clause 32 of the Facility Agreement (Pro Rata Sharing).

(vii) An English court might not treat as conclusive those certificates and determinations which the Facility Agreement states are to be so treated.

(viii) As regards Clause 34 (Jurisdiction), an English court may stay proceedings if concurrent proceedings are being brought elsewhere.

(ix) Clause 33 of the Facility Agreement (Severability) may not be effective in certain circumstances depending on the nature of the prohibition or unenforceability in question.

(x) The Facility Agreement may be amended orally by the Contracting Parties notwithstanding provisions therein to the contrary.

(xi) The effectiveness of certain provisions exculpating a party from a liability or duty otherwise owed may be limited by law.

(xii) English courts may not give effect to any indemnity for legal costs incurred by an unsuccessful litigant.

(xiii)    This opinion relates only to English domestic law and not its
conflict  of  laws  rules.   It is assumed that no law of a jurisdiction other
than England affects the conclusions in this opinion.

(xiv) There are no provisions or laws of any jurisdiction outside England which would be contravened by the execution or delivery of the Finance Documents and that, insofar as any obligation under the Facility Agreement or any other document entered into pursuant thereto falls to be performed in any jurisdiction outside of England, its performance will not be illegal by virtue of the laws of that jurisdiction.

(xv) No opinion is expressed concerning the validity or enforceability of the charge over the Cash Collateral Account.

This opinion is solely for the benefit of the persons to whom it is addressed and is not to be relied on by any assignees thereof or by any other person or for any other purpose, nor is it to be quoted or made public in any way without our prior written consent.

Yours faithfully



Allen & Overy



EXHIBIT O
TIMETABLES


In this Exhibit O:-
D-[x]    =       x Business Days before the relevant Utilisation Date

FA       =       Facility Agent

TPA      =       Tender Panel Agent

SA       =       Swingline Agent

LC       =       Letter of Credit

LCA      =       Letter of Credit Agent

U        =       Underwriter

TPM      =       Tender Panel Member

SB       =       Swingline Bank

IB       =       Issuing Bank

EBDR     =      Eligible Bill Discount Rate

CLAUSE 5 - UNDERWRITTEN ADVANCE FACILITY

CLAUSE                EVENT                        TIME
5.1                    Receipt by FA of Request     D-3
                                                    4:00 p.m.

5.3                    FA to notify U's of Request  D-3
                                                    5:00 p.m.


CLAUSE 6 - UNCOMITTED ADVANCE FACILITY


CLAUSE     EVENT                                        TIME
6.1        Receipt by TPA of Request                    D-4
                                                        3:00 p.m.

6.3        TPA to notify (inter alia) TPM's of Request  D-4
                                                        5:00 p.m.

6.4(c)     Offers by TPA and Affiliates to Borrower     D-4
                                                        5:00 p.m.

6.4(a)     Offers by TPM's to TPA                       D-3
                                                        11:00 a.m.

6.4(d)     TPA to notify Borrower of offers by TPM's    D-3
                                                        3:00 p.m.

6.5(a)     Borrower to accept or reject offers          D-3
                                                        4:00 p.m.

6.5(c)     TPA to inform (inter alia) TPM's of
           results of offers                             D-3
                                                         4:30 p.m.



CLAUSE 7 - UNCOMMITTED BANKERS' ACCEPTANCE FACILITY


CLAUSE         EVENT                                      TIME
7.1            Receipt by TPA of Request                   D3
                                                           9:00 a.m.

7.3            TPA to notify (inter alia) TP's of Request  D-3
                                                           11:00 a.m.

7.4(c)         Offers by TPA and Affiliates to Borrower    D-3
                                                           2:00 p.m.

7.4(a)         Offers by TPM's to TPA                      D-3
                                                           3:00 p.m.

7.4(d)         TPA to notify Borrower of offers            D-2
                                                           4:00 p.m.

7.5(a)         Borrower to accept or reject offers         D-1
                                                           9:00 a.m.

7.5(c)         TPA to inform (inter alia) TPM's of
               results of offers                           D-1
                                                           5:00 p.m.

7.6(a)         TPA to deliver Bills to TPM's               D
                                                           11:00 a.m.

7.6(d)         FA to notify TPM's and Borrower of EBDR     D
                                                           11:00 a.m.


CLAUSE 8 - SWINGLINE ADVANCE FACILITY


CLAUSE     EVENT                                      TIME
8.1        Receipt by SA of Request                   D
                                                      10:30 a.m. (New York time)

8.3        SA to notify (inter alia) SB's of Request  D
                                                      12:00 noon (New York time)

9.14(a)    Receipt by S.A. of Deemed Request          11:00 a.m. (New York time)



CLAUSE 9 - LETTER OF CREDIT FACILITY


CLAUSE   EVENT                                         TIME
9.6      Receipt by LCA of Request to issue a new LC   D-5

9.6      Receipt by LCA of Request to decrease Stted
         Amount of existing LC or extend its maturity  D-30

9.8      (a)  LCA to notify (inter alia)               D-4
              (i)  IB's of Request to issue a new LC   D-25
              (ii) IB's of Request to amend LC

9.8(b)  (b)   FA to notify U's of L/C Amount           D-4



EXHIBIT P

COMPLIANCE CERTIFICATE



To:        National Westminster Bank PLC
           individually and as Agent, and the
           other Banks party to the Facility
           Agreement, dated December as of [
                    ] (as amended from
           time to time, the "FACILITY AGREEMENT")
           with the undersigned


             [              ], 19[  ]

Ladies/Gentlemen:

This Compliance Certificate is delivered to you pursuant to Clause 20.1 of the
Facility  Agreement.   Capitalized terms used herein and not otherwise defined
are used as defined in the Facility Agreement.

The undersigned hereby certifies that (a) the information set forth in Attachments 1,2,3,4,5 6,7, and 8 hereto was true and correct as of [
        ], 19[ ] (the "QUARTERLY COMPLIANCE DATE") and (b) except as stated on Attachment [ ] hereto (if any), no Default had occurred and was continuing on the Quarterly Compliance Date or has occurred and is continuing on the date of this Compliance Certificate.

The undersigned hereby further certifies that all calculations were prepared in accordance with generally accepted accounting principles or as presented in the annual report on a consistent basis with the Company's financial statements referred to in Clause l9.l(d) of the Facility Agreement, all as required by the Facility Agreement.

COMDISCO, INC.


By:  ___________________________________


Title:  __________________________________


ATTACHMENT 1
CONSOLIDATED TANGIBLE NET WORTH RATIO


1. The consolidated capital (including in excess of par value but excluding effects of deferred translation adjustment) and retained
      earnings of  the Company and Subsidiaries        $[        ]

2. All franchises, patents, patent applications, trademarks, goodwill, research and development expense, the after-tax effect of unamortised debt discount and any other unamortised debt
      expense and other intangibles shown on the consolidated balance sheet of the Company and Subsidiaries as at the Quarterly
      Compliance Date.                      $[         ]

3.    Consolidated Tangible Net Worth
      (Item 1 minus Item 2)               $[              ]

4.    50% of Consolidated Net Income from September 30, 1994, with
      no adjustment for losses               $[             ]

5.    $587,000,000 plus Item 4                $[            ]

6.    Item 3 minus Item 5 (shall not be less than zero)       $[       ]



ATTACHMENT 2
FIXED CHARGE COVERAGE RATIO


1.    EARNINGS FROM CONTINUING OPERATIONS             $[         ]
      BEFORE TAXES

2.    INTEREST EXPENSE                   $[            ]

3.    AMOUNT AVAILABLE                 $[            ]
      (Item 1 plus Item 2)

4.    RATIO OF EARNINGS TO FIXED CHARGES         $[             ] : 1
          (Item 3 divided by item 2)

5.    COMPLIANCE RATIO                                    1.15 : 1


ATTACHMENT 3

TOTAL LIABILITIES TO ADJUSTED NET WORTH RATIO


1.     LIABILITIES AS SHOWN ON CONSOLIDATED BALANCE SHEET        $[        ]


2.     OTHER LIABILITIES

       (a)     Guarantees (other than endorsements
               for deposit or collection in the
               ordinary course of business)              $[             ]

       (b)     Indebtedness of joint ventures or
               partnerships for which the Company
               or a Subsidiary is liable         $[         ]

       (c)     Other contingent liabilities
               (specify on separate sheet)             $[             ]

         (d)    Shortfall from sublease payables
                minus sublease receivables            $[            ]

                   TOTAL OTHER LIABILITIES                   $[             ]

3.    ADJUSTED LIABILITIES                  $[               ]
      (Item 1 plus item 2)

4.    ANY LIABILITY FOR DEFERRED INCOME TAXES             $[           ]

5.    ANY LIABILITY FOR DEFERRED INCOME              $[          ]

6.    TOTAL LIABILITIES           $[             ]
      (Item 3 minus sum of Items 4 and 5)

7.        CONSOLIDATED TANGIBLE NET WORTH
          (Item 3 of Attachment 1)

8.        THE AGGREGATE OF:              $[         ]
        (a) new moneys or other assets invested in any oil or gas joint venture on or after the Signing Date (except as provided for in paragraph (b)(iii) below); and

       (b) investments in excess of U.S.$l00,000,000 excluding (i) Cash Equivalent Investments.
              (ii)investments in joint ventures that are engaged in business (other than the oil or gas business) in which the Company or a Material Subsidiary could engage pursuant to Clause 20.7 of the Facility Agreement and
              (iii) the Company's investment in its oil and
               gas joint venture as of September 30, l990 and all profits in respect thereof retained in such joint venture.

9.     ADJUSTED TANGIBLE NET WORTH                     $[            ]
       (Item 7 minus Item 8)

10.    RATIO OF TOTAL LIABILITIES TO ADJUSTED TANGIBLE NET WORTH
       (Item 6 to Item 9)                              $[            ]

11.    COMPLIANCE RATIO                          6.5 : 1


ATTACHMENT 4

RECOURSE LIABILITIES RATIO

1.   TOTAL LIABILITIES                    $[                 ]
     (Item 6 on Attachment 3)


2.   NON-RECOURSE DISCOUNTED LEASE RENTALS   $[            ]

3.   RECOURSE LIABILITIES                    $[            ]
    (Item l minus Item 2)


4.  ADJUSTED TANGIBLE NET WORTH              $[            ]
    (Item 9 on Attachment 3)

5.  RATIO OF RECOURSE LIABILITIES TO ADJUSTED [          ]  : 1
    TANGIBLE NET WORTH
    (Item 3 to Item 4)


6.  COMPLIANCE RATIO                                4.50 : 1


ATTACHMENT 5

UNENCUMBERED CASH FLOW TO CONTRACTUAL PAYMENTS RATIO


1.   CONTRACTUAL PAYMENTS TO BE RECEIVED                     $[      ]
     (Less six  times 75% of total accounts receivable
     90 days or more past due)

2.   RENTS RECEIVABLE ON NON-OWNED EQUIPMENT                 $[         ]

3.   ACCOUNTS RECEIVABLE                                     $[         ]
     (less than 90 days past due)

4.   CASH                                     $[          ]

5.   INVENTORY                                $[          ]

6.   3% OF TOTAL ASSETS                       $[          ]

7.   APPLICABLE INVENTORY                     $[          ]
     (Lesser of Item 5 or 6)

8.    UNENCUMBERED CASH FLOW                  $[          ]
      (The sum of Items 1,2,3,4 and 7)

9.    DISASTER RECOVERY CONTRACTUAL Payments  $[          ]

10.  RENTS PAYABLE ON NON-OWNED EQUIPMENT     $[          ]

11.  ACCOUNTS PAYABLE                         $[          ]

12.  NOTES PAYABLE                            $[          ]

13.  TERM NOTES PAYABLE                       $[          ]

14.  SENIOR NOTES                             $[          ]

15.  SUBORDINATED DEBT                        $[          ]

16.  CONTRACTUAL PAYMENTS                     $[          ]
     (The sum of Items 9 through and including l5)

17.  RATIO OF UNENCUMBERED CASH FLOW
     TO CONTRACTUAL PAYMENTS
     (Item 8 divided by Item 16)              $[          ]

18.   COMPLIANCE RATIO                          1.00 : 1.00


ATTACHMENT 6

NET CASH PROVIDED

BY

OPERATING ACTIVITIES

1.       NET CASH PROVIDED BY
         OPERATING ACTIVITIES ON A ROLLING
         FOUR-QUARTER BASIS (as shown on the
         consolidated statement of cash flows)
                                                    $[                ]


2.       TOTAL LIABILITIES AS SHOWN ON
         CONSOLIDATED BALANCE SHEET (INCLUDING
         NON-RECOURSE DISCOUNTED LEASE RENTALS)
         (Item 6 on Attachment 3)                    $[             ]


3.       RATIO OF NET CASH PROVIDED BY
         OPERATING ACTIVITIES ON A ROLLING
         FOUR-QUARTER BASIS TO TOTAL LIABILITIES
         AS OF THE END OF ANY QUARTER
         (Item 1 divided by Item 2)                    [         ] : 1

4.       COMPLIANCE RATIO                                      0.25 : 1


ATTACHMENT 7

CUMULATIVE NET LOSSES

NET INCOME OR
(LOSS)


Third Previous Quarter                       $[               ]


Second Previous Quarter                      $[               ]


First Previous Quarter                       $[               ]


This Quarter                                 $[               ]


                TOTAL                         $[               ]

Maximum Net Loss                             $(l0,000,000)


ATTACHMENT 8

REMARKETING REVENUES

TO

NET BOOK (OR RESIDUAL) VALUE



1.     REMARKETING REVENUE                      $[                ]


2.     NET BOOK VALUE AT LEASE TERMINATION      $[                ]


3.     DIVIDE ITEM 1 BY ITEM 2                   [                ] : 1

4.     COMPLIANCE RATIO                                            1.25


EXHIBIT Q

PART I

ECP NOTES

IRREVOCABLE TRANSFERABLE LETTER OF CREDIT



[                    ], 1991

No.  _______________

Manufacturers Hanover Trust Company
as Issue and Paying Agent
(the "Depositary") under the Issue
and Paying Agency Agreement
dated as of           , 1991
between the Depositary, Comdisco, Inc., Comdisco Finance (Nederland) B.V. and National Westminster Bank PLC
(together with all exhibits,
attachments, appendices and schedules
thereto, as amended from time to
time, the "Depositary Agreement").

Attention:  Commercial Paper Issuance

Gentlemen:

We, National Westminster Bank PLC acting through our branch at [       ]
London [     ], England (herein referred to as "we", "us", "our" or the
"Bank") hereby establish in your favor as fiduciary and Depositary for the benefit of the holders of the CP Notes (hereinafter defined), our Irrevocable Transferable Letter of Credit No. _______________ (together with Appendices I through and including X hereto, as amended from time to time, this "Letter of Credit") at the request and for the account of Comdisco, Inc., a Delaware corporation, (the "Company") and Comdisco Finance (Nederland) B.V. ("Finance") whereby we irrevocably authorize you to draw on us, from time to time, from and after the date hereof to 5:00 p.m. New York time on the date (the "Expiration Date") (provided that if such date is not a Business Day (hereinafter defined), then the Expiration Date shall be the first Business
Day occurring thereafter) which is the earlier to occur of (i) [       ] (such
date and each date to which such date is extended in accordance herewith being called the "Stated Termination Date") and (ii) fifteen (l5) calendar days following our receipt from you and the Company of a certificate in the form of Appendix I hereto (appropriately completed) ("Notice of Termination") in a maximum aggregate amount, (the "Stated Amount") not exceeding the sum of:

(i) a maximum aggregate amount (as may be decreased in accordance herewith, the "Principal Amount") of one hundred million United States Dollars (U.S.$l00,000,000) which may be drawn to pay the Face Amount (hereinafter defined) of the COMDISCO/COMDISCO FINANCE NWB Series short-term Euro-commercial paper notes issued by the Company or Finance, and duly authenticated and delivered by you, pursuant to and in accordance with the Depositary Agreement (collectively, the "CP Notes"); and

(ii) any other amounts which may be drawn to pay Additional Amounts (as defined below) under the CP Notes.

The term "CP Notes" shall be deemed to include the obligations of each Issuer under the Deed of Covenant (as defined in the Depositary Agreement) executed by it and the references to "Face Amount" and "Additional Amounts" herein shall be construed accordingly.

This Letter of Credit is available to you against presentation of the following documents (collectively, the "Payment Documents" and individually, a "Payment Document") presented to us care of our New York Branch at 175 Water Street, New York, N.Y. l0038 Attention: Alastair Dalzell (or to such other place or person as we may from time to time specify):

A certificate (i) in the form attached as Appendix III hereto to pay the Face Amount (hereinafter defined) of CP Notes and Additional Amounts (hereinafter defined) (if any) thereunder on the Stated Maturity Date (hereinafter defined) thereof (each, a "Maturity Drawing"), or (ii) in the form of Appendix IV hereto to pay the Face Amount of all outstanding CP Notes and Additional Amounts (if any) which will be payable thereunder upon your receipt of an Acceleration Notice (an "Acceleration Drawing"), (iii) in the form of Appendix IX hereto to pay the Face Amount of all outstanding CP Notes and Additional Amounts (if any) which will be payable thereunder (an "Expiration Drawing") or
(iv) in the form of Appendix X hereto to pay Additional Amounts payable under CP Notes in respect of which a Maturity Drawing, Acceleration Drawing or Expiration Drawing has been made and which are not Delayed Notes (as defined in the Depositary Agreement) (an "Additional Amounts Drawing"). Each certificate (appropriately completed) is to state therein that it is given by your duly authorised officer and is to be dated the date such certificate is presented hereunder.

For all purposes of this Letter of Credit, Delayed Notes (as defined in the Depositary Agreement) and CP Notes for the payment of which monies are on deposit in the relevant Special Account (as hereinafter defined) or with respect to which a Maturity Drawing has been honored (but funds for the payment of which have not yet been deposited in the relevant Special Account) shall be deemed not to be outstanding.

A Maturity Drawing shall be presented no earlier than the Business Day (hereinafter defined) prior to the Stated Maturity Date (hereinafter defined) of the CP Notes and no later than the earliest of (a) the Expiration Date, (b) the Principal Amount Reduction Date and (c) the fifteenth day following the Stated Maturity Date of the CP Notes, or if such fifteenth day is not a Business Day, the next succceeding Business Day. An Expiration Drawing shall only take place where, prior to l5 calendar days before the Stated Termination Date of a Letter of Credit (the "Expiring Letter of Credit"), either (a) such Stated Termination Date shall not have been extended to a date being the earlier of (i) twelve months after such Stated Termination Date and (ii) the date being two Business Days prior to the Final Maturity Date (as defined in the Facility Agreement) (the "Revised Stated Termination Date") or (b) a new Letter of Credit in substitution for the Expiring Letter of Credit has not been issued in like amount but with the Revised Stated Termination Date and to be available for drawing on the Business Day following the Stated Termination Date of the Expiring Letter of Credit.

An Additional Amounts Drawing may only be made in respect of CP Notes for which a Maturity Drawing, Acceleration Drawing or Expiration Drawing has been made and may be made as soon as you are aware that Additional Amounts will be payable on such CP Notes and no later than the earlier of (a) the Expiration Date and (b) the fifteenth day following the Stated Maturity Date of such CP Notes, or if such fifteenth day is not a Business Day, the next succeeding Business Day.

All drawings shall be made by telecopy or other facsimile telecommunication without further need of documentation, including the original of this Letter of Credit, it being understood that each Payment Document submitted via such telecopy or other facsimile telecommunication is to be the sole operative instrument of drawing.

We agree to honor and pay the amount of any Maturity Drawing, or Acceleration Drawing or Expiration Drawing or Additional Amounts Drawing if timely presented to us in compliance with all of the terms of this Letter of Credit. If such drawing certificate is presented prior to 3:00 p.m., New York time, on a Business Day, payment shall be made by us to you of the amount specified, in immediately available funds, before 10:30 a.m., New York time, on the next Business Day. If any such drawing certificate is presented after 3:00 p.m., New York time, on a Business Day, payment shall be made by us to you of the amount specified in immediately available funds, by the close of our business, New York time, on the next Business Day.

All payments to be made by us hereunder shall be made to the relevant special purpose trust account (the "Special Account") established by you, entitled "COMDISCO NWB CP Noteholders Special Account" in respect of the COMDISCO NWB Notes and entitled "COMDISCO FINANCE NWB CP Noteholders Special Account" in respect of the COMDISCO FINANCE NWB Notes), for the benefit of the holders, from time to time, of the CP Notes and pursuant to the transfer instructions provided by you to us in your applicable Payment Document. All payments made by us under this Letter of Credit shall be made by us with our own general funds and in no event shall such payments be made with funds obtained from the Company or Finance.

If a demand for payment made hereunder does not, in any instance, conform in all substantial respects to the terms and conditions of this Letter of Credit, the Bank shall give you prompt notice that the demand for payment was not effected in accordance with the terms and conditions of this Letter of Credit, stating the reasons therefor and that the Bank will, upon your instructions, hold any documents at your disposal or return the same to you. Upon your being notified by us that the demand for payment was not effectuated in conformity with this Letter of Credit, you may attempt to correct any such non-conforming demand for payment in accordance with the terms and procedures set forth in this Letter of Credit prior to the expiry hereof.

No increase in the Principal Amount shall be permitted. The Principal Amount may be decreased by notice from the Company and you. Any decrease shall be effective on the later of (i) the Business Day following our receipt of a certificate in the form attached hereto as Appendix V (which you shall copy to Barclays Bank PLC, 75 Wall Street, New York, NY l0265, Attention: Central Loans Administration Department, Agency Desk appropriately completed and signed by the Company on its own and on behalf of Finance) and acknowledged by the Depositary (a "Request for Change in Principal Amount and Reduction Certificate") and (ii) the date defined in the Request for Change in Principal Amount and Reduction Certificate as the "Effective Date". Within ten (10) Business Days of the receipt by us of a Request for Change in Principal Amount and Reduction Certificate, we shall deliver to you an amendment to this Letter of Credit substantially in the form attached hereto as Appendix VI (appropriately completed) confirming the new Principal Amount (a "Principal Amount Amendment"). Failure to deliver to you a Principal Amount Amendment in accordance with the foregoing shall not affect the reduction in Principal Amount pursuant to the Request for Change in Principal Amount and Reduction Certificate. In no event may the Principal Amount of this Letter of Credit be decreased below the Face Amount of all outstanding CP Notes (as certified by the Beneficiary) other than the Delayed Notes (as defined in the Depositary Agreement).

Upon any decrease in the Principal Amount we may alternatively deliver to you a substitute Letter of Credit (having the same terms and provisions as this Letter of Credit). If we deliver to you such a substitute Letter of Credit you shall simultaneously surrender to us for cancellation this Letter of Credit together with all prior amendments thereto then in your possession.

The portion of each Maturity Drawing that equals the Face Amount of CP Notes in respect of which the Maturity Drawing is made shall automatically reinstate upon payment of the amount thereof by us to you in an amount equal to the amount thereof. Following an Acceleration Drawing or an Expiration Drawing the Principal Amount of this Letter of Credit shall not be reinstated under any circumstances. The Principal Amount shall be reduced immediately and automatically to zero and no drawing thereof may be made after 5.00 p.m. New York time on the date (the "Principal Amount Reduction Date") (provided that if such date is not a Business Day (hereinafter defined), then on the first Business Day occurring thereafter) which is the earliest to occur of: (i) the date on which we honor an Acceleration Drawing (hereinafter defined); (ii) the date on which we honor an Expiration Drawing (hereinafter defined; and (iii) the later of (A) fifteen (l5) calendar days following your receipt of a notice in the form of Appendix II hereto (appropriately completed) (an "Acceleration Notice") from National Westminster Bank PLC (the "Facility Agent") in which they notify you that an Event of Default has occurred under the Facility Agreement (hereinafter defined) and (B) the Business Day following the day we shall have received an executed original of such notice (which includes an acknowledgement by you of your receipt and the date thereof and which acknowledgement you shall use your best endeavours to deliver to us within five Business Days of your receipt of the original notice). "Additional Amount(s)" means any additional amounts payable by an Issuer under a CP Note by way of any set-off, deduction or withholding on account of any tax imposed by or levied within the United States of America, the United Kingdom or the Netherlands.

"Available Amount" of this Letter of Credit means (1) on or before the Expiration Date, an amount equal to the lesser of (i) the Stated Amount then in effect and (ii) the aggregate of the Face Amount of all outstanding CP Notes (as certified by the Beneficiary) and Additional Amounts (if any) which will be payable thereunder and (2) after the Expiration Date, zero.

"Business Day" means any day (other than a Saturday) on which banks are open for business in London, England and New York, New York and on which both Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euro-clear System, and Centre de Livraison de Valeurs Mobilieres S.A. are operating.

"Face Amount" means, with respect to each CP Note, the face amount of such CP Note which is specified in such CP Note as the amount which is due and payable on the Stated Maturity Date of such CP Note and which for the avoidance of doubt shall exclude any Additional Amounts.

"Facility Agreement" means that certain facility agreement dated June 4, l99l as amended by exchange of faxes dated on or about August 9 and by a
supplemental  agreement  dated                    , 1991 by and among National
Westminster Bank PLC as Arranger and the other banks party thereto and the Company together providing for a revolving credit facility of US$375,000,000 and together with all exhibits, schedules, attachments and appendices thereto, as amended from time to time.

"Stated Maturity Date" means, with respect to each CP Note, the date specified in such CP Note as the date on which the Face Amount of such CP Note is due and payable.

Prior to the Expiration Date, we may extend the Stated Termination Date from time to time at the request of the Company notified to the Letter of Credit Agent by delivering to the Depositary an amendment to this Letter of Credit in the form of Appendix VII hereto (appropriately completed) designating the date to which the Stated Termination Date is being extended. All references in this Letter of Credit to the Stated Termination Date shall be deemed to be, and shall be, references to the date designated as such in such notice. Any date to which the Stated Termination Date has been extended as herein provided may be extended in a like manner.

At 5:00 p.m., New York time, on the Expiration Date, this Letter of Credit shall automatically terminate without prejudice to the Bank's obligation hereunder, if any, to honor and pay all conforming draws presented hereunder prior to such time. Upon termination of this Letter of Credit you shall return the Letter of Credit to us for cancellation by us, provided that failure to so deliver or return the Letter of Credit shall not affect the termination thereof.

The Letter of Credit is transferable in whole only and solely to your successor as Depositary approved by the Bank and others pursuant to Clause 13 of the Depositary Agreement. Any such transfer (including any successive transfer) shall be effective upon receipt by us of a signed copy of the instrument effecting each such transfer signed by the transferor and by the transferee in the form of Appendix VIII hereto (appropriately completed) (which shall be conclusive evidence of such transfer) and, in such case, the transferee instead of the transferor shall, without the necessity of further action, be entitled to all the benefits and rights under this Letter of Credit in the transferor's place; provided that, in such case, any certificates of the Depositary to be provided hereunder shall be signed by one who states therein that he or she is a duly authorized officer of the transferee.

This Letter of Credit is intended to provide only for the payment of the Face Amount of the CP Notes other than Delayed Notes (as defined in the Depositary Agreement) and Additional Amounts (if any) payable thereunder. Accordingly, in actions taken by you as beneficiary of this Letter of Credit you shall not be acting as an agent of the Company but shall be acting as a fiduciary on behalf of the owners or holders of the CP Notes.

Only the Depositary may make drawings under this Letter of Credit in respect of the CP Notes. Upon payment to the Depositary of any such drawing hereunder, we shall be discharged in full with respect to such drawing and the holders of the CP Notes (other than the Delayed Notes) shall look solely to you for the application of such payments to the CP Notes related to such drawing, including, without limitation, the payment at maturity of the CP Notes for which an Acceleration Drawing or an Expiration Drawing has been made.

All presentations, demands, notices of transfer and other communications with respect to this Letter of Credit and other certificates set forth in the Appendices to this Letter of Credit (which shall be addressed as set forth therein) shall be made or sent to us, care of our New York Branch, at 175 Water Street, New York, New York l0038, Attention: Alastair Dalzell (or to such other address in New York City or person as we may notify to you from time to time) specifically referring to the number of this Letter of Credit.

To the extent not inconsistent with the express terms hereof, this Letter of Credit shall be governed by, and construed in accordance with, the terms of the Uniform Commercial Customs and Practice for Documentary Credits, l983 Revision, ICC Publication No. 400 (the "Uniform Customs"), except Article 45 and the first two sentences of Article 54(e) thereof. As to matters not governed by the Uniform Customs, this Letter of Credit shall be governed by and construed in accordance with the laws of the State of New York.

This Letter of Credit, as amended from time to time, together with Appendices I through X hereto, set forth in full the terms of our undertaking, and such undertaking shall not in any way be modified or amended by reference to any other document whatsoever.


NATIONAL WESTMINSTER BANK PLC

By _____________________________

Its _____________________________

By _____________________________

Its______________________________

APPENDIX I
to
IRREVOCABLE TRANSFERABLE LETTER OF CREDIT

No. _________________

NOTICE OF TERMINATION


To:     National Westminster Bank PLC          _____________, 19__
        c/o New York Branch                    [INSERT DATE]
        175 Water Street
        New York, New York l0038

        Attention:  Alastair Dalzell

        Re:               Irrevocable Transferable Letter of Credit No.
                          dated ____________, 1991, issued by
                          National Westminster Bank PLC, (the "Bank") in favor of Manufacturers Hanover Trust Company, as Depositary (the "Beneficiary") (as amended through the date hereof, the "Letter of Credit")

Gentlemen:

Unless otherwise defined herein, all terms and phrases which are defined in the Letter of Credit shall have the same meaning when used herein as that which is ascribed to them in the Letter of Credit.

Each of the undersigned hereby certifies and confirms that (i) he or she is a duly authorized officer of the Company or the Depositary, as the case may be,
(ii) [no CP Notes are outstanding] or [all drawings required to be made under the Depositary Agreement and available under the Letter of Credit as to outstanding CP Notes have been made and honored] or [a substitute letter of credit has been issued to replace the Letter of Credit in accordance with Clause 9 of the Facility Agreement] and (iii) accordingly, said Letter of Credit shall be terminated in accordance with its terms.

COMDISCO, INC.

By         _________________________
           [Title of Authorized Officer acting on its own behalf and on behalf of Comdisco Finance Nederland) B.V.


MANUFACTURERS HANOVER TRUST COMPANY

as Depositary

By          ____________________________
              [Title of Authorized Officer]

APPENDIX II
to
IRREVOCABLE TRANSFERABLE LETTER OF CREDIT

No. _________________

ACCELERATION NOTICE



Manufacturers Hanover Trust Company      _____________, 19__
2nd Floor, No. 1 Broadgate,         [INSERT DATE]
London EC2M 7HA
Attention:  ECP Unit
c.c.            Barclays Bank PLC             National Westminster Bank PLC
                75 Wall Street                c/o New York Branch
                New York, NY 10265            l75 Water Street
                Attn:   Central Loans         New York, N.Y. l0038
                Administration Department
                Agency Desk

                Re: Irrevocable Transferable Letter of Credit No. __________ dated ________, 1991, issued by National Westminster Bank PLC, (the "Bank") in favor of Manufacturers
                      Hanover  Trust  Company, as depositary (the
                      "Beneficiary") (as amended through the date hereof, the "Letter of Credit")

Gentlemen:

Unless otherwise defined herein, all terms and phrases which are defined in the Letter of Credit shall have the same meaning when used herein as that which is ascribed to them in the Letter of Credit.

We hereby notify you that an Event of Default has occurred under the Facility Agreement and direct that you make an Acceleration Drawing under the Letter of Credit.

We hereby direct that you shall not, on receipt of this notice, authenticate or deliver any new CP Notes under the Depositary Agreement other than in respect of purchases irrevocably committed to by the Dealers (as defined in the Depositary Agreement) prior to your receipt of this notice.

Pursuant to the terms of the Letter of Credit, the Principal Amount of the Letter of Credit shall be reduced to zero and no drawing thereof may be made after 5:00 p.m. New York time on the date which is the later of fifteen (l5) calendar days following Beneficiary's receipt of this notice and the Business Day following the day of the Bank's receipt of this notice which includes an acknowledgement by the Beneficiary of its receipt and the date thereof.







Please acknowledge receipt and the date thereof on the enclosed copy of this Notice.


NATIONAL WESTMINSTER BANK PLC
as Facility Agent


By    ___________________________
        Title of Authorized Officer

Receipt of this Notice on __________ 199  is hereby acknowledged.


MANUFACTURERS HANOVER TRUST COMPANY
as Beneficiary


By_________________________________
      Title of Authorised Officer


APPENDIX III
to
IRREVOCABLE TRANSFERABLE LETTER OF CREDIT

No. _________________

MATURITY DRAWING CERTIFICATE



To:      National Westminster Bank PLC      _____________, 19__
         c/o New York Branch                [INSERT DATE]
         175 Water Street
         New York, New York l0038

Attention:  Alastair Dalzell

Re: Irrevocable Transferable Letter of Credit No. _______ dated ____________, 1991, issued by National
         Westminster Bank PLC, (the "Bank") in favor of
         Manufacturers Hanover Trust Company, as
         Depositary (the "Beneficiary") (as amended through the date hereof, the "Letter of Credit")

Gentlemen:

Unless otherwise defined herein, all terms and phrases which are defined in the Letter of Credit shall have the same meaning when used herein as that which is ascribed to them in the Letter of Credit.

The undersigned individual hereby CERTIFIES AND CONFIRMS for, in the name of and on behalf of the Beneficiary acting under the Depositary Agreement as follows:

1. The undersigned individual is a duly authorized officer of the Beneficiary.

2.    The Beneficiary is the Depositary under the Depositary Agreement.

3. On behalf of the holder or holders of the one or more CP Notes listed on the attached Schedule I maturing on the Stated Maturity Date set forth on such
Schedule I, we are hereby making demand for the payment of the aggregate of US $____________ under the Letter of Credit, comprising US$_______ of the Principal Amount to pay in full the aggregate Face Amount thereof [and US$_____ to pay Additional Amounts thereunder]+.

4. Each such CP Note was authenticated and delivered by us pursuant to and in accordance with the Depositary Agreement.

5. The date hereof is not earlier than the Business Day prior to the Stated Maturity Date of such CP Notes nor later than the fifteenth day following the Stated Maturity Date of such CP Notes or, if such fifteenth day is not a Business Day, the next succeeding Business Day.

6. The amount requested hereby shall be deposited by us directly to the Special Account and not to any other account maintained by or for the account of the Company or Finance. Such amount shall be applied by us solely to the payment of maturing CP Notes (except for Delayed Notes).

7. When the CP Notes have been presented for payment and paid by us, we will cancel the same, mark each such CP Note "paid", and, unless otherwise instructed by the Company, destroy the cancelled Notes from time to time and furnish the Company or Finance with a destruction certificate stating particulars of the cancelled Notes so destroyed.

8.    Transfer instructions for the Special Account are as follows:

           Manufacturers Hanover Trust Company
           New York
           ABA: 02l000306
           Account Number:       (Comdisco, Inc.) - 966002602
                                 (Comdisco Finance) - 9660026l0

9. The amount of the drawing made by this Certificate was computed in compliance with the terms and conditions of the Letter of Credit and, when added to the amount of any other drawing under the Letter of Credit made simultaneously herewith, does not exceed the Available Amount of the Letter of Credit.

10. Neither the Expiration Date nor the Principal Amount Reduction Date has occurred.

11. The amount drawn hereunder to pay Additional Amounts does not exceed the
Additional  Amounts payable under the CP Notes listed on the attached Schedule
I.]

IN WITNESS WHEREOF, this Certificate has been executed this __________ day of __________, 19.

MANUFACTURES HANOVER TRUST COMPANY
as Beneficiary




_______________________________
[Title of Authorized Officer]